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                                                                    EXHIBIT 10.1

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                        UNIVERSAL HEALTH SERVICES, INC.

                                      and

                    PNC BANK, National Association, Trustee


                        -------------------------------


                             SUPPLEMENTAL INDENTURE
                          Dated as of January 1, 1998

                                       to

                                   INDENTURE
                           Dated as of July 15, 1995


                        -------------------------------



                                Debt Securities



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     SUPPLEMENTAL INDENTURE, dated as of January 1, 1998 between Universal
Health Services, Inc., a Delaware corporation (the "Company"), and PNC Bank, National Association, a national banking association incorporated and existing under the laws of the United States of America, as Trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, dated as of July 15, 1995, between the Company and the Trustee (the "Indenture").

                                    RECITALS

     WHEREAS, the Company and the Trustee previously duly executed, and the Company duly delivered to the Trustee, the Indenture, relating to $135,000,000 principal amount at maturity of the Company's 8 3/4% Senior Notes due 2005 (the "Securities");

     WHEREAS, pursuant to Section 9.02 of the Indenture, the Company and the Trustee have obtained the consent of the Holders of at least a majority in principal amount of the outstanding Securities to the amendment made hereby;

     WHEREAS, the Board of Directors of the Company has authorized the execution of this Supplemental Indenture and its delivery to the Trustee;

     WHEREAS, the Company has delivered an Officers' Certificate and Opinion of Counsel to the Trustee pursuant to Section 10.04 of the Indenture; and

     WHEREAS, all other actions necessary to make this Supplemental Indenture a legal, valid and binding obligation of the parties hereto in accordance with its terms and the terms of the Indenture have been performed;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee hereby mutually covenant and agree for the equal and proportionate benefit of all Holders of the Securities as follows:


                                   ARTICLE I

                                   AMENDMENT

     SECTION 1.01. Section 2(b)(vii) of the Authorizing Resolution adopted by the Pricing Committee of the Board of Directors of the Company on August 1, 1995 (the "Authorizing Resolution") is hereby amended by deleting the words "(excluding guarantees of obligations (as defined in paragraph 3(bb) below) under the Credit Agreement by Subsidiaries of UHS)."


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         SECTION 1.02.  Section 2(b)(viii) of the Authorizing Resolution is hereby deleted in its entirety and replaced with the following:

     "(viii) the incurrence by any Subsidiary of UHS of:

         "(a) any existing Indebtedness of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

         "(b) any Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring or developing any asset; provided that such Indebtedness is incurred concurrently with or within 90 days after the acquisition thereof;

         "(c) any Indebtedness of any Person existing at the time such Person is merged with or into or consolidated with or into the Subsidiary and not created in contemplation of such event; or

         "(d) any Indebtedness secured by the Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

     "provided in each such case that the fair market value of the assets of such Person or such asset acquired or developed exceeds the amount of Indebtedness incurred or assumed;".

         SECTION 1.03. Section 3(k) of the Authorizing Resolution is hereby deleted in its entirety and replaced by "3(k) Intentionally omitted."


                                   ARTICLE II

                                 MISCELLANEOUS

         SECTION 2.01. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (A) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture and (B) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not any particular Article, Section or other subdivision.

         SECTION 2.02. Upon execution of this Supplemental Indenture, the Indenture shall be modified in accordance therewith, but except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.


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     SECTION 2.03. Upon execution, this Supplemental Indenture shall form a part of the Indenture and the Supplemental Indenture and the Indenture shall be read, taken and construed as one and the same instrument for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

     SECTION 2.04. This Supplemental Indenture shall become effective as of the date first above written.

     SECTION 2.05. The Trustee accepts the amendment to the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit the Trustee's liabilities in the performance of the trust created by the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and makes no representations as to the validity or sufficiency of this Supplemental Indenture, except as to the due and valid execution hereof by the Trustee, and shall incur no liability or responsibility in respect of the validity thereof. The Trustee's execution of this Supplemental Indenture should not be construed to be an approval or disapproval of the advisability of the amendments to the Indenture provided herein.

     SECTION 2.06. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES WITHOUT REGARDED TO THE PRINCIPLES OF CONFLICTS OF LAW.

     SECTION 2.07. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

     SECTION 2.08. The Company shall compensate and indemnify the Trustee in respect of this Supplemental Indenture to the same extent as set forth in
Section 7.07 of the Indenture.

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                                   SIGNATURES


          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

[SEAL]                                 UNIVERSAL HEALTH SERVICES, INC.

                                       By: /s/ Kirk E. Gorman
                                           -------------------------------
                                           Name: Kirk E. Gorman
                                           Title: Sr. Vice President & CFO

Attest:

/s/ Cheryl K. Ramagano
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[SEAL]                                 PNC BANK, National Association

                                       By: /s/ C. Hromych
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                                           Name: C. Hromych
                                           Title: Vice President

Attest:

/s/
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